UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02215

T. Rowe Price Small-Cap Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Report to Shareholders

Small-Cap Value Fund	June 30, 2012

The views and opinions in this report were current as of June 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Although our reporting period ended on a down note, small-cap value stocks recorded a good gain in the first half of our fiscal year. Corporate earnings remained generally healthy despite the worsening European debt crisis and signs of a slowdown elsewhere overseas, particularly in China. Thanks to strong performance from a wide range of its diversified holdings, your fund recorded a good gain in this environment and outperformed its peers, while modestly trailing its Russell benchmark.

The Small-Cap Value Fund returned 7.51% over the past six months, which compares with a gain of 8.23% for the Russell 2000 Value Index and 6.24% for the Lipper Small-Cap Core Funds Index. The fund remained very favorably ranked among its peers over longer time periods. (As in past reports, we show results for both the small-cap core and small-cap value funds categories, as we think the latter is more reflective of our investment style and objective.) Based on cumulative total return, Lipper ranked the Small-Cap Value Fund 56 of 682, 197 of 614, 74 of 519, and 37 of 300 small-cap core funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2012, respectively. (Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The U.S. economic recovery remained on track in the first half of the year. The pace of growth proved disappointing, however, particularly given the depth of the contraction in 2007–2009. According to the latest estimates, the U.S. economy grew at an annualized rate of 1.9% in the first quarter, a slightly faster pace than in 2011 as a whole. Private employers continued to create jobs, although not enough to bring down the unemployment rate significantly, and the tempo of job creation flagged in the spring. With jobs still hard to come by, consumer spending remained constrained, even as falling gas prices late in the period eased the pressure on family budgets. In a positive sign, the housing sector may have finally reached a bottom, as home prices began to rise again and construction started to pick up in some parts of the country.

Overseas developments, however, dominated the investment landscape for U.S. equity investors in the first half of 2012. The European debt crisis deepened as serious banking problems emerged in Spain. Greece was poised for a time to become the first country to leave the eurozone. Several more European countries slipped back into recession, threatening fiscal targets and challenging the political will for additional austerity measures. China, the world’s primary growth engine over the past few years, saw its expansion slow, due in part to weakening European export markets.

Despite the slowing global economy and uncertainties at home, U.S. corporate profit growth remained strong—although worries grew during the year that earnings might weaken if exports dropped and businesses exhausted cost-cutting options. Small-cap stocks trailed their larger peers over the past six months, while growth stocks generally performed better than value shares.

PORTFOLIO ACTIVITY

In a sign that U.S. equity markets maintain their own dynamics despite increasing global integration, the fund’s financials holdings proved well insulated from the financial crisis in Europe and led returns for the period. Survivors of the housing market bubble have emerged in a stronger position, partly because they have been able—with regulators’ help—to absorb the assets of weaker competitors. This boosted the results of longtime regional bank holdings Wintrust Financial, Texas Capital Bancshares, and East West Bancorp. As the office property market stabilized, we also saw good returns from our positions in real estate investment trusts (REITs), including Kilroy Realty. Medical malpractice insurer ProAssurance was also a leading contributor. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

The information technology sector suffered a sharp pullback in the second quarter of the year, but our stock selection in the segment proved highly favorable and boosted results. Our top contributor over the past six months was 3-D Systems, now the world’s leading company in 3-D custom “printing” through the use of computers and resins or powders. This technique is increasingly used in manufacturing, such as for custom aircraft parts, which might otherwise require painstaking and expensive machining. We have mentioned 3-D Systems as a promising holding in past reports, and other investors have come to agree that its technologies might play a leading role in the American manufacturing revival. We also saw good results from semiconductor firms Standard Microsystems, whose stock climbed following a takeover offer, and Veeco, a leader in equipment to supply the growing market for light-emitting diodes (LEDs).

The performance of our consumer discretionary holdings was widely dispersed, but the sector provided a good overall boost to results. Retailer Hibbett Sports was one of our leading contributors, and we also saw good results from rent-to-own firm Aaron’s and Pier 1 Imports. Clothiers Christopher & Banks and Men’s Wearhouse weighed on results, however. As the housing sector showed signs of a bottom, housing-related retailer Lumber Liquidators rebounded from internal problems it had suffered last year. Homebuilders Meritage and M/I Homes also performed well as new home sales showed strength. While we welcome the rebound in some of our holdings, enthusiasm over the early stages of the housing recovery may have gone too far—just as the despair over the sector did a few years ago—and the stocks may have gotten ahead of the fundamentals.

The patient approach that benefited us in the housing sector paid its largest dividend over the period with American Vanguard, a producer of agricultural chemicals. We first purchased the stock in 2001, but, due to a number of factors—both company missteps and weakness in its end markets—company earnings hit a multiyear low point in 2009 and 2010. I am always looking for stocks that other investors hate, and American Vanguard filled that bill perfectly during this period. We stayed very close to the company and its management, and we assured ourselves that they were continuing to invest in the things that would help the company prosper over the long term. Indeed, thanks to some new chemicals and the recovery in farm prices, American Vanguard is now enjoying its day in the sun. We were not better than the market at calling that turn, but we had the patience and resources to wait for it.

Meanwhile, tough times have come to another sector that was flourishing only a year ago. Our energy holdings hurt results in the past six months as oil and natural gas prices declined. Four of our 10 largest detractors—Swift Energy, Oasis Petroleum, Clayton Williams Energy, and Northern Oil & Gas—are energy producers. A leading reason that natural gas prices, in particular, have fallen is the explosion in supply brought on by new drilling techniques to release oil and gas trapped in shale rock, often referred to as “fracking.” Even as they are changing the energy landscape, providers of these drilling services have also felt the pinch of falling prices, as producers have cut back exploration. CARBO Ceramics, which provides the proppant that keeps liquids and gas flowing through the rock, was another significant detractor after several quarters of strong performance.

Marine transportation firm Kirby exerted a heavy drag on our results in the industrials sector, but we think this is another case where patience is merited. The company has been a longtime holding in the fund and a big winner for the portfolio. Kirby made a couple of acquisitions in recent years to expand its barge and diesel engine repair businesses. Because of those acquisitions, the company has experienced a difficult period, and the stock stumbled after management preannounced a weak second quarter. While we always hate bad news, it has not diminished our long-term enthusiasm for Kirby or the quality of its management. We have not sold a share, and we expect to see the stock through its rough patch.

PURCHASE AND SALE ACTIVITY

While we will occasionally cut our losses when we realize we have misjudged a holding, our patient approach resulted in no meaningful sales in the first half of the year as a result of poor performance. Indeed, many of our largest sales reflected the opposite, as we trimmed holdings that had performed exceptionally well, either stretching the valuation or resulting in the holding becoming too large in position size in the fund or in market capitalization. For example, we eliminated our successful position in FLIR Systems after the growing thermal imaging firm moved firmly into the mid-cap space. While the takeover market among small-caps has yet to approach the highs set several years ago, some of our holdings benefited from acquisitions that boosted the stock price and led us to liquidate our position. Examples of such sales included cable provider Knology and talent management software firm Taleo.

Purchases have reflected our usual practice of relying on the careful fundamental research of our analysts, while also taking care to maintain a broadly diversified portfolio. This research has led to an interest in the oil tanker group, and our second-largest purchase in the period was Teekay Tankers, a company that was recently trading at only half of its book value. While a cyclical downturn in tanker rates may cause some firms to disappear in the next few years, I expect that Teekay and others, with ample cash on their books and manageable debt, are likely to survive and prosper.

OUTLOOK

I discussed Teekay and other holdings in an interview for a recent article in Barron’s (June 18, 2012), which featured this fund and your manager. The article noted the fund’s low turnover (averaging around 10% per year for the past 10 years), our patient long-term approach, and our willingness to hold winning stocks. In contrast, the frenetic activity we see in the stock market—reacting to Greek debt worries this day or U.S. unemployment reports that day—mirrors a schizophrenic mindset that has overcome too many investors. In this environment, our long-term, patient style seems quaintly anachronistic, but our results over the past few years suggest it is timeless.

Frankly, I appreciate the market’s obsession with short-term issues. It results in a steady stream of opportunities for a value investor in companies whose stock price has fallen to reflect today’s news, but investors seem oblivious to the firm’s market position or long-term prospects. Yes, Europe might slip into recession; our taxes could go up in 2013; China may experience a slowdown. But look back in history: There are always macro issues overhanging the market. Today is not qualitatively different. And well-managed companies seem to deal with macro challenges and soldier on.

In this past six months, I’ve found what I think are bargains in oil tankers, cement, and heavy truck components. The specific names are less important than the fact that the opportunities crop up, sometimes just for a season, and require us to do our analysis to seize them. We continue to follow the fundamental path Mr. Thomas Rowe Price, Jr., laid out 75 years ago and see no reason it will not be successful in the years ahead.

Respectfully submitted,

Preston G. Athey
President of the fund and chairman of its Investment Advisory Committee

July 16, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of smaller companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/12	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE						
Beginning of period	$ 34.48	$ 36.13	$ 29.48	$ 23.50	$ 35.92	$ 41.21
Investment activities						
Net investment income[1]	0.17	0.17	0.25	0.22	0.20	0.26
Net realized and unrealized gain (loss)	2.42	(0.45)	7.18	6.09	(10.58)	(0.39)
Total from investment activities	2.59	(0.28)	7.43	6.31	(10.38)	(0.13)
Distributions						
Net investment income	–	(0.24)	(0.26)	(0.26)	(0.27)	(0.28)
Net realized gain	–	(1.13)	(0.52)	(0.07)	(1.77)	(4.88)
Total distributions	–	(1.37)	(0.78)	(0.33)	(2.04)	(5.16)
NET ASSET VALUE						
End of period	**$ 37.07**	**$ 34.48**	**$ 36.13**	**$ 29.48**	**$ 23.50**	**$ 35.92**

Ratios/Supplemental Data

Total return[2]	**7.51%**	**(0.60)%**	**25.25%**	**26.88%**	**(28.61)%**	**(0.13)%**
Ratio of total expenses to average net assets	0.82%[3]	0.82%	0.83%	0.87%	0.85%	0.81%
Ratio of net investment income to average net assets	0.93%[3]	0.47%	0.80%	0.87%	0.63%	0.62%
Portfolio turnover rate	2.2%	5.5%	11.7%	7.8%	13.2%	14.0%
Net assets, end of period (in millions)	$ 6,308	$ 5,833	$ 5,985	$ 4,807	$ 3,581	$ 4,936

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/12	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE						
Beginning of period	$ 34.27	$ 35.92	$ 29.32	$ 23.39	$ 35.74	$ 40.99
Investment activities						
Net investment income[(1)]	0.12	0.08	0.18	0.16	0.14	0.18
Net realized and unrealized gain (loss)	2.41	(0.45)	7.13	6.06	(10.51)	(0.38)
Total from investment activities	2.53	(0.37)	7.31	6.22	(10.37)	(0.20)
Distributions						
Net investment income	–	(0.15)	(0.19)	(0.22)	(0.21)	(0.17)
Net realized gain	–	(1.13)	(0.52)	(0.07)	(1.77)	(4.88)
Total distributions	–	(1.28)	(0.71)	(0.29)	(1.98)	(5.05)
NET ASSET VALUE						
End of period	**$ 36.80**	**$ 34.27**	**$ 35.92**	**$ 29.32**	**$ 23.39**	**$ 35.74**

Ratios/Supplemental Data

Total return[(2)]	7.38%	(0.87)%	24.98%	26.62%	(28.74)%	(0.31)%
Ratio of total expenses to average net assets	1.09%[(3)]	1.08%	1.07%	1.06%	1.02%	1.02%
Ratio of net investment income to average net assets	0.65%[(3)]	0.21%	0.56%	0.64%	0.43%	0.42%
Portfolio turnover rate	2.2%	5.5%	11.7%	7.8%	13.2%	14.0%
Net assets, end of period (in millions)	$ 973	$ 993	$ 1,074	$ 790	$ 427	$ 670

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 94.2%		
CONSUMER DISCRETIONARY 12.1%		
Auto Components 1.5%		
Dorman Products (1)(2)	2,083,200	52,267
Drew Industries (2)	1,010,800	28,151
Fuel Systems Solutions (2)	367,100	6,127
Modine Manufacturing (2)	430,000	2,980
Shiloh Industries (1)	1,091,200	12,549
Strattec Security (1)	292,000	6,144
		108,218
Automobiles 0.3%		
Winnebago (1)(2)	1,993,900	20,318
		20,318
Distributors 0.7%		
Pool	927,600	37,531
Weyco Group (1)	620,000	14,371
		51,902
Diversified Consumer Services 0.7%		
Ascent Capital Group (2)	610,100	31,572
Matthews International, Class A	291,100	9,458
National American University Holdings (1)	1,850,000	7,955
		48,985
Hotels, Restaurants & Leisure 0.4%		
Orient-Express, Class A (2)	2,668,400	22,334
Red Robin Gourmet Burgers (2)	287,600	8,775
		31,109
Household Durables 1.9%		
Cavco Industries (1)(2)	676,205	34,676
CSS Industries (1)	992,000	20,386
Dixie Group (2)	1,105,600	4,201
Ethan Allen Interiors	357,100	7,117

Hooker Furniture (1)	957,300	11,287
M/I Homes (2)	892,800	15,463
Meritage (2)	1,051,500	35,688
Standard Pacific (2)	1,091,200	6,754
Stanley Furniture (1)(2)	1,220,531	4,870
		140,442
Leisure Equipment & Products 0.8%		
Black Diamond (2)	1,397,100	13,203
Brunswick	2,023,600	44,964
		58,167
Media 0.3%		
Fisher Communications (2)	111,824	3,345
Live Nation Entertainment (2)	826,406	7,586
Saga Communications (2)	405,650	15,054
		25,985
Multiline Retail 0.3%		
Fred's	1,309,400	20,021
		20,021
Specialty Retail 4.6%		
Aaron's (1)	4,414,300	124,969
Christopher & Banks (1)	1,984,000	2,341
Haverty Furniture	1,101,100	12,299
Hibbett Sports (2)	1,274,700	73,563
Lumber Liquidators (2)	720,800	24,356
MarineMax (2)	456,300	4,339
Men's Wearhouse	1,418,500	39,917
Monro Muffler Brake	297,600	9,892
New York & Company (2)	1,438,400	5,006
Pier 1 Imports	1,289,600	21,188
Stein Mart (1)(2)	2,355,900	18,729
		336,599

ENERGY 4.7%

Energy Equipment & Services 1.5%

Atwood Oceanics (2)	610,100	23,086
C&J Energy Services (2)	230,000	4,255
CARBO Ceramics	301,300	23,119
Global Geophysical Services (2)	289,182	1,770
Gulf Island Fabrication	491,100	13,854
Hercules Offshore (2)	1,984,000	7,023
TETRA Technologies (1)(2)	3,975,000	28,342
Union Drilling (1)(2)	1,176,200	5,269
		106,718

Oil, Gas & Consumable Fuels 3.2%

Bonanza Creek Energy (2)	360,000	5,987
Clayton Williams Energy (2)	433,986	20,996
Cloud Peak Energy (2)	1,905,000	32,214
Contango Oil & Gas (2)	635,000	37,592
Forest Oil (2)	605,100	4,435
GasLog (2)	406,700	4,128
Geomet (2)	1,795,400	574
Lone Pine Resources (2)	440,000	1,210
Northern Oil & Gas (2)	2,728,000	43,484
Oasis Petroleum (2)	2,351,400	56,857
Panhandle Oil & Gas	327,800	9,880
Penn Virginia	1,020,000	7,487
Swift Energy (2)	620,000	11,538
		236,382
Total Energy		343,100

FINANCIALS 23.1%

Capital Markets 2.8%

Ares Capital	4,145,000	66,154

Capital Southwest	109,100	11,220
Edelman Financial Group	713,510	6,208
GFI Group	651,773	2,320
Gleacher (2)	3,007,764	2,406
Golub Capital BDC	668,152	10,082
Hercules Technology Growth	1,327,900	15,058
JMP	947,300	5,854
KBW	962,300	15,830
Kohlberg Capital	630,000	4,574
Pennantpark Investment	1,550,000	16,043
Piper Jaffray (2)	441,500	10,344
Safeguard Scientifics (1)(2)	1,091,254	16,893
Stifel Financial (2)	736,600	22,761
		205,747
Commercial Banks 7.5%		
Bank of Kentucky Financial	350,019	9,325
BBCN Bancorp (2)	663,100	7,221
Bridge Capital (2)	415,000	6,702
Burke & Herbert	6,232	13,880
Cobiz Financial (1)	2,855,000	17,872
Columbia Banking System	1,215,000	22,866
East West Bancorp	3,419,690	80,226
Farmers & Merchants Bank of Long Beach	3,130	13,811
First Southern Bancorp, Acquisition Date: 2/1/10 Acquisition Cost $18,503 (2)(3)	876,915	10,057
Glacier Bancorp	2,395,700	37,109
Home Bancshares (1)	1,490,000	45,564
Preferred Bank (1)(2)	994,300	13,284
Sandy Spring Bancorp	1,055,000	18,990
Signature Bank (2)	657,300	40,076
SVB Financial Group (2)	999,411	58,685
Texas Capital Bancshares (2)	1,309,400	52,887
Washington Trust Bancorp	555,000	13,531

Western Alliance Bancorp (2)	1,934,300	18,105
Wintrust Financial (1)	1,840,100	65,324
		545,515
Diversified Financial Services 0.3%		
Compass Diversified Holdings, Partnership	1,666,500	23,264
		23,264
Insurance 5.0%		
Alterra Capital Holdings	1,830,200	42,735
Assured Guaranty	1,272,283	17,939
Employers Holdings	992,000	17,896
Fortegra Financial (2)	920,800	7,366
Markel (2)	174,100	76,900
Meadowbrook Insurance Group	1,210,300	10,639
National Financial Partners (2)	42,737	573
National Interstate (1)	1,242,100	33,027
ProAssurance (1)	1,587,100	141,395
SeaBright Holdings	620,000	5,512
State Auto Financial	528,200	7,421
		361,403
Real Estate Investment Trusts (REITs) 7.3%		
Acadia Realty Trust, REIT	1,592,100	36,905
CBL & Associates Properties, REIT	1,091,200	21,322
Cedar Realty Trust, REIT	1,785,000	9,014
Cousins Properties, REIT	1,325,100	10,270
DiamondRock Hospitality, REIT	396,800	4,047
EastGroup Properties, REIT	471,200	25,115
First Potomac Realty Trust, REIT	2,445,000	28,778
Hatteras Financial, REIT	1,000,000	28,600
Kilroy Realty, REIT	1,686,400	81,639
Kite Realty Group Trust, REIT (1)	5,000,000	24,950
LaSalle Hotel Properties, REIT	1,898,300	55,316
New York Mortgage, REIT	759,500	5,362

Pebblebrook Hotel Trust, REIT	758,800	17,688
Potlatch, REIT	1,388,800	44,358
Redwood Trust, REIT	2,247,700	28,051
Saul Centers, REIT (1)	1,111,284	47,641
Strategic Hotels & Resorts, REIT (2)	2,495,600	16,122
Terreno Realty, REIT (1)	900,800	13,611
Washington Real Estate Investment Trust, REIT	1,104,400	31,420
		530,209
Thrifts & Mortgage Finance 0.2%		
Radian	2,480,000	8,159
United Financial Bancorp	694,400	9,986
		18,145
Total Financials		1,684,283
HEALTH CARE 4.8%		
Biotechnology 0.7%		
Exelixis (2)	2,218,734	12,270
Infinity Pharmaceuticals (2)	900,000	12,204
Lexicon Pharmaceuticals (2)	5,654,300	12,722
Momenta Pharmaceuticals (2)	1,147,740	15,518
		52,714
Health Care Equipment & Supplies 1.7%		
Analogic	515,800	31,980
Atrion (1)	176,000	36,076
Quidel (1)(2)	2,157,600	33,831
West Pharmaceutical Services	450,000	22,721
		124,608
Health Care Providers & Services 2.2%		
Capital Senior Living (1)(2)	1,969,000	20,871
Landauer (1)	555,500	31,847
LCA-Vision (2)	800,000	3,440

National Healthcare	461,400	20,869
Owens & Minor	2,120,400	64,948
Triple-S Management, Class B (2)	892,800	16,320
Vanguard Health Systems (2)	347,200	3,087
		161,382
Life Sciences Tools & Services 0.0%		
Strategic Diagnostics (1)(2)	1,636,800	1,964
		1,964
Pharmaceuticals 0.2%		
Cadence Pharmaceuticals (2)	992,000	3,541
Optimer Pharmaceuticals (2)	569,700	8,842
		12,383
Total Health Care		353,051
INDUSTRIALS & BUSINESS SERVICES 21.8%		
Aerospace & Defense 0.1%		
American Science Engineering	51,500	2,907
Breeze-Eastern (1)(2)	620,000	3,897
		6,804
Air Freight & Logistics 1.0%		
Hub Group, Class A (2)	1,423,500	51,531
UTi Worldwide	1,398,700	20,435
		71,966
Airlines 0.5%		
Alaska Air Group (2)	844,900	30,332
SkyWest	773,700	5,052
		35,384
Building Products 1.6%		
A.O. Smith	749,000	36,619

Gibraltar Industries (2)	1,500,100	15,571
Insteel Industries (1)	1,019,600	11,368
Quanex Building Products	977,100	17,471
Universal Forest Products (1)	992,000	38,668
		119,697
Commercial Services & Supplies 2.5%		
Courier (1)	1,027,900	13,620
G & K Services, Class A	722,200	22,525
McGrath RentCorp (1)	1,820,000	48,230
Mine Safety Appliances	1,078,800	43,411
US Ecology (1)	967,200	17,158
Waste Connections	1,175,800	35,180
		180,124
Construction & Engineering 0.8%		
Aegion (2)	1,716,100	30,701
Comfort Systems USA	1,592,100	15,953
Pike Electric (2)	1,081,300	8,348
Sterling Construction (2)	357,100	3,649
		58,651
Electrical Equipment 0.9%		
Belden	1,473,100	49,128
Comarco (1)(2)	664,700	131
Franklin Electric	317,500	16,234
		65,493
Industrial Conglomerates 2.0%		
Raven Industries (1)	2,127,900	148,080
Smith Investment (2)	43,100	144
		148,224
Machinery 4.2%		
Astec Industries (2)	605,100	18,565

Cascade	348,000	16,373
CIRCOR International	600,100	20,457
Colfax (2)	421,500	11,621
Greenbrier Companies (2)	896,700	15,764
Lydall (1)(2)	1,636,800	22,130
Middleby (2)	297,600	29,644
Miller Industries	80,300	1,279
Nordson	1,045,000	53,598
RBC Bearings (2)	534,300	25,272
Robbins & Myers	400,000	16,728
Sun Hydraulics	1,068,000	25,942
Woodward	1,216,600	47,983
		305,356
Marine 1.1%		
International Shipholding (1)	520,800	9,822
Kirby (2)	1,001,900	47,169
Overseas Shipholding Group	994,300	11,047
Teekay Tankers, Class A	2,700,000	12,312
		80,350
Professional Services 1.3%		
Dolan (1)(2)	1,533,800	10,322
FTI Consulting (2)	724,100	20,818
Kforce (2)	938,752	12,636
Navigant Consulting (2)	1,408,600	17,805
On Assignment (2)	1,985,000	31,680
		93,261
Road & Rail 4.1%		
Genesee & Wyoming, Class A (2)	1,924,400	101,685
Landstar System (1)	2,589,100	133,908
Patriot Transportation Holdings (1)(2)	858,008	20,189
RailAmerica (2)	745,357	18,038
Universal Truckload Services	629,900	9,527

USA Truck (1)(2)	992,000	4,673
Vitran (1)(2)	1,170,500	7,023
		295,043

Trading Companies & Distributors 1.7%

Aceto	548,249	4,951
Applied Industrial Technologies	595,200	21,933
Beacon Roofing Supply (2)	1,621,800	40,902
Essex Rental (1)(2)	2,017,695	7,001
Kaman	995,000	30,785
United Rentals (2)	620,000	21,105
		126,677
Total Industrials & Business Services		1,587,030

INFORMATION TECHNOLOGY 11.9%

Communications Equipment 0.6%

Harmonic (2)	940,000	4,004
Ixia (2)	1,686,400	20,270
Shoretel (2)	1,558,900	6,828
Sonus Networks (2)	4,464,000	9,598
		40,700

Computers & Peripherals 2.4%

3-D Systems (1)(2)	4,000,000	136,560
Intevac (2)	1,075,000	8,084
Synaptics (2)	773,700	22,151
Xyratex	744,000	8,415
		175,210

Electronic Equipment, Instruments & Components 3.6%

Badger Meter	694,400	26,075
Cognex	838,200	26,529
Electro Rent (1)	2,111,900	34,276
Electro Scientific Industries	1,244,100	14,705

Fabrinet (2)	670,000	8,408
Littelfuse	661,700	37,644
Methode Electronics	1,790,600	15,238
MTS Systems	431,728	16,643
Newport (2)	907,700	10,911
Power-One (2)	2,170,000	9,808
Richardson Electronics	347,000	4,279
Synnex (2)	952,300	32,845
Zygo (1)(2)	1,368,900	24,449
		261,810
Internet Software & Services 0.3%		
Pegasus Tel (2)	234,712	—
RealNetworks	810,000	6,998
Saba Software (1)(2)	1,561,900	14,495
		21,493
IT Services 0.6%		
Dynamics Research (2)	165,000	959
Kratos Defense & Security Solutions (1)(2)	3,452,100	20,160
Startek (1)(2)	917,600	2,661
TNS (2)	1,040,000	18,658
		42,438
Semiconductor & Semiconductor Equipment 3.2%		
Actions Semiconductor, ADR (2)	1,165,600	1,981
Advanced Energy Industries (2)	1,488,000	19,969
ATMI (2)	713,600	14,679
Brooks Automation	2,197,200	20,742
BTU International (1)(2)	794,400	2,113
Cabot Microelectronics	446,400	13,039
Cohu (1)	1,324,300	13,455
Cyberoptics (1)(2)	787,730	6,656
Cymer (2)	248,000	14,620
Entegris (2)	2,180,100	18,618

Kopin (2)	1,864,400	6,414
MaxLinear, Class A (2)	1,030,000	5,109
Microsemi (2)	639,800	11,830
Standard Microsystems (2)	957,300	35,315
Supertex (1)(2)	676,100	12,744
Teradyne (2)	992,000	13,947
Veeco (2)	689,400	23,688
		234,919
Software 1.2%		
Accelrys (2)	1,061,400	8,587
Callidus Software (2)	992,000	4,940
Progress Software (2)	2,193,300	45,774
SRS Labs (1)(2)	775,000	6,975
Websense (2)	1,071,300	20,065
		86,341
Total Information Technology		862,911
MATERIALS 8.7%		
Chemicals 2.9%		
American Vanguard (1)	1,904,349	50,637
Hawkins (1)	570,700	21,789
Innospec (1)(2)	2,440,300	72,257
KMG Chemicals	525,433	10,130
Minerals Technologies	357,100	22,776
Penford (1)(2)	1,002,900	8,976
Rockwood Holdings	505,900	22,437
		209,002
Construction Materials 0.2%		
Texas Industries	488,100	19,041
		19,041

Containers & Packaging 0.5%		
Myers Industries (1)	1,984,000	34,045
		34,045
Metals & Mining 3.7%		
AMCOL International	892,800	25,275
Carpenter Technology	1,711,100	81,859
Central Fund of Canada, Class A	1,459,400	28,882
Franco-Nevada (CAD)	880,000	39,795
Haynes International	49,600	2,527
Mesabi Trust	256,099	7,040
North American Palladium (2)	1,740,000	3,532
Petra Diamonds (GBP) (2)	1,200,000	2,269
Platinum Group Metals (CAD) (2)	4,900,000	4,091
Royal Gold	450,000	35,280
Sandstorm Gold (CAD) (2)	1,300,800	10,605
Schnitzer Steel, Class A	525,000	14,710
Stillwater Mining (2)	1,190,300	10,165
Synalloy (1)	350,446	3,995
		270,025
Paper & Forest Products 1.4%		
Clearwater Paper (1)(2)	1,299,500	44,339
Deltic Timber (1)	702,900	42,863
Wausau Paper	1,500,000	14,595
		101,797
Total Materials		633,910
TELECOMMUNICATION SERVICES 0.3%		
Diversified Telecommunication Services 0.3%		
Premiere Global Services (2)	2,181,200	18,300
Total Telecommunication Services		18,300

PREFERRED STOCKS 0.1%		
CONSUMER DISCRETIONARY 0.0%		
Broadcasting 0.0%		
Spanish Broadcasting, Series B	2,458	1,475
Total Consumer Discretionary		1,475
FINANCIALS 0.1%		
Real Estate Investment Trust Securities 0.1%		
Cedar Realty, REIT	8,146	207
LaSalle Hotel Properties, Series G, REIT	24,712	622
Saul Centers, Series A, REIT (1)	67,800	1,752
Total Financials		2,581
Total Preferred Stocks (Cost $4,121)		4,056
CONVERTIBLE PREFERRED STOCKS 0.9%		
CONSUMER DISCRETIONARY 0.1%		
Household Durables 0.1%		
Sealy (2)	95,860	5,771
Total Consumer Discretionary		5,771
ENERGY 0.0%		
Oil, Gas & Consumable Fuels 0.0%		
GeoMet	227,020	912
Total Energy		912
FINANCIALS 0.6%		
Commercial Banks 0.6%		
East West Bancorp, Series A	17,899	28,592

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2012. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/12	Value 12/31/11
3-D Systems	$ —	$ 425	$ —	$ 136,560	$ 58,608
Aaron's	—	78	133	124,969	118,726
American Vanguard	—	1,479	99	50,637	26,680
Atrion	80	16	173	36,076	42,521
Breeze-Eastern	—	24	—	3,897	5,000
BTU International	—	44	—	2,113	2,082
Capital Senior Living	—	36	—	20,871	15,761
Cavco Industries	—	124	—	34,676	27,309
Christopher & Banks	—	53	—	2,341	4,680
Clearwater Paper	—	33	—	44,339	46,649
Clearwater Paper 7.125%, 11/1/18	—	—	83	2,447	2,412
Clearwater Paper 10.625%, 6/15/16	—	4,561	135	—	5,018
Cobiz Financial	915	100	84	17,872	15,723
Cohu	—	109	159	13,455	15,152
Comarco	—	15	—	131	136
Courier	—	12	433	13,620	12,155
CSS Industries	—	68	298	20,386	19,920
Culp	9	23	27	9,179	7,685
Cyberoptics	762	48	—	6,656	5,436
Deltic Timber	—	99	106	42,863	42,793
Dolan	43	94	—	10,322	13,121
Dorman Products	—	27	—	52,267	38,777
Electro Rent	—	37	847	34,276	36,512
Essex Rental	463	40	—	7,001	5,531
Gibraltar Industries	—	63	—	*	21,112

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $4,738,095)	$ 7,272,891
Receivable for shares sold	9,084
Dividends and interest receivable	7,835
Receivable for investment securities sold	2,813
Cash	30
Other assets	914
Total assets	7,293,567
Liabilities	
Payable for shares redeemed	4,075
Investment management fees payable	3,735
Payable for investment securities purchased	2,787
Due to affiliates	658
Other liabilities	920
Total liabilities	12,175
NET ASSETS	**$ 7,281,392**
Net Assets Consist of:	
Undistributed net investment income	$ 33,238
Accumulated undistributed net realized gain	72,655
Net unrealized gain	2,534,795
Paid-in capital applicable to 196,629,356 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	4,640,704
NET ASSETS	**$ 7,281,392**
NET ASSET VALUE PER SHARE	
Investor Class	
($6,308,307,070 / 170,188,491 shares outstanding)	**$ 37.07**
Advisor Class	
($973,085,345 / 26,440,865 shares outstanding)	**$ 36.80**

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

		6 Months Ended 6/30/12
Investment Income (Loss)		
Income		
Dividend		$ 61,351
Interest		1,609
Securities lending		508
Total income		63,468
Expenses		
Investment management		23,570
Shareholder servicing		
Investor Class	$ 4,953	
Advisor Class	890	5,843
Rule 12b-1 fees		
Advisor Class		1,277
Prospectus and shareholder reports		
Investor Class	150	
Advisor Class	26	176
Custody and accounting		179
Registration		38
Legal and audit		16
Directors		21
Miscellaneous		39
Total expenses		31,159
Net investment income		32,309
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		98,146
Foreign currency transactions		(1)
Net realized gain		98,145
Change in net unrealized gain (loss)		
Securities		382,169
Other assets and liabilities denominated in foreign currencies		(1)
Change in net unrealized gain		382,168
Net realized and unrealized gain		480,313
INCREASE IN NET ASSETS FROM OPERATIONS		$ 512,622

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 32,309	$ 30,690
Net realized gain	98,145	143,491
Change in net unrealized gain (loss)	382,168	(227,380)
Increase (decrease) in net assets from operations	512,622	(53,199)
Distributions to shareholders		
Net investment income		
Investor Class	–	(39,111)
Advisor Class	–	(4,158)
Net realized gain		
Investor Class	–	(185,197)
Advisor Class	–	(31,594)
Decrease in net assets from distributions	–	(260,060)
Capital share transactions*		
Shares sold		
Investor Class	514,814	934,277
Advisor Class	108,064	213,169
Distributions reinvested		
Investor Class	–	213,752
Advisor Class	–	34,473
Shares redeemed		
Investor Class	(481,128)	(1,032,189)
Advisor Class	(198,710)	(284,492)
Redemption fees received	169	495
Increase (decrease) in net assets from capital share transactions	(56,791)	79,485
Net Assets		
Increase (decrease) during period	455,831	(233,774)
Beginning of period	6,825,561	7,059,335
End of period	**$ 7,281,392**	**$ 6,825,561**
Undistributed net investment income	33,238	929

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Small-Cap Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued. The fund has two classes of shares: the Small-Cap Value Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1988, and the Small-Cap Value Fund–Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $12,000 for the six months ended June 30, 2012. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2012, the fund realized $35,177,000 of net gain on $56,677,000 of in-kind redemptions.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2012:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2012. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at June 30, 2012, totaled $(2,036,000) for the six months ended June 30, 2012.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The fund may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with the terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance by the counterparty. A portion of the fund’s bank loans may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments), and bank loans usually may be repaid any time at the option of the borrower. The fund reflects both the funded portion of the bank loan as well as any unfunded commitment on the loan in the Portfolio of Investments. At June 30, 2012, the fund’s total unfunded commitments were $231,000.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. At June 30, 2012, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term aggregated $155,019,000 and $261,303,000, respectively, for the six months ended June 30, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At June 30, 2012, the cost of investments for federal income tax purposes was $4,738,591,000. Net unrealized gain aggregated $2,534,299,000 at period-end, of which $3,021,485,000 related to appreciated investments and $487,186,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2012, expenses incurred pursuant to these service agreements were $86,000 for Price Associates; $773,000 for T. Rowe Price Services, Inc.; and $1,698,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2012, the fund was allocated $44,000 of Spectrum Funds’ expenses and $888,000 of Retirement Funds’ expenses. Of these amounts, $526,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2012, approximately 1% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 14% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio for the Investor Class and Advisor Class in comparison to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio for both the Investor Class and Advisor Class were below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Small-Cap Value Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2012